Filed Pursuant to Rule 497(e)
Registration File No.: 333-230158

BLACKROCK HEALTH SCIENCES TRUST

Supplement dated June 1, 2020 to the

Prospectus dated April 29, 2020

This supplement amends certain information in the Prospectus, dated April 29, 2020, of BlackRock Health Sciences Trust (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meanings as in the Prospectus.

Effective immediately, the following changes are made to the Prospectus:

The third paragraph and table in the section entitled “Item 9. Management — 1” in Part I of the Prospectus are deleted in their entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Erin Xie, PhD, MBA, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Xiang Liu, Director at BlackRock and Jeffrey Lee, Vice President at BlackRock. Messrs. Accettella, Lee, Liu and McClements and Ms. Xie are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Portfolio Manager	Since	Title and Recent Biography
Erin Xie, PhD, MBA	2005	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006; Senior Vice President of State Street Research & Management from 2001 to 2005.
Kyle G. McClements, CFA	2005	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	2012	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Xiang Liu	2020	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2008 to 2016.
Jeffrey Lee	2020	Vice President of BlackRock, Inc. since 2011; Analyst of Duquesne Capital Management from 2008 to 2010.

Investors should retain this supplement for future reference.